UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7950 Jones Branch Drive, First Floor, North Tower

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 2, 2026, BigBear.ai Holdings, Inc. (the “Company”) issued a press release regarding the Redemption (described below), a copy of which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 2, 2026, the Company issued a notice (the “Redemption Notice”) to holders of the Company’s 6.00% Convertible Senior Secured Notes due 2029 (the “Notes”) calling for redemption (the “Redemption”) all outstanding Notes.

On January 16, 2026 (the “Redemption Date”), all then-outstanding Notes that are called for Redemption and have not been submitted for conversion will be repurchased for cash at a price (the “Redemption Price”) equal to the principal amount of such Notes plus accrued and unpaid interest on such Notes to, but excluding, the Redemption Date.

Notes that are called for Redemption may be submitted for conversion at any time before 5:00 p.m. (New York City time) on the second scheduled trading day before the Redemption Date. The Company currently expects that holders of Notes called for Redemption will convert such Notes before the Redemption Date. However, those holders are not obligated to convert their Notes, and the Company will be required to pay the Redemption Price for all Notes called for Redemption that have not been converted. Notes that are converted after they are called for Redemption will be settled in shares of the Company’s common stock (together with cash in lieu of any fractional share) at the conversion rate. As of the date of the Redemption Notice, the conversion rate of the Notes is 281.4491 shares of the Company’s common stock per $1,000 principal amount of Notes. However, in accordance with the Indenture governing the Notes, the Conversion Rate applicable to Notes called for Redemption that are converted during the period beginning on, and including, January 2, 2026 and ending on, and including, January 15, 2026 will be increased to 305.5254 shares of the Company’s common stock per $1,000 principal amount of Notes.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the planned Redemption, including the Company’s expectations regarding conversions by holders of Notes called for Redemption, and its expected impacts and other statements that are not historical facts. These statements are based on current expectations and beliefs concerning future developments and their potential effects on us and should not be relied upon as representing BigBear’s assessment as of any date subsequent to the date of this Current Report on Form 8-K. There can be no assurance that future developments affecting us will be those that we have anticipated. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, those relating to: our ability to sustain revenue growth; our mix of fixed-price and time-and-material type contracts; the time and expense and our sales cycle; our limited number of customers accounting for a substantial portion of our revenue; our ability to realize the full deal value of our customer contracts; the complexity of our software; the quality of our software offerings; changes in domestic and foreign business, market, financial, political, and legal conditions; changes in government programs or applicable requirements; budgetary constraints, including any potential constraints as a result of federal government policies or spending or termination of contracts; the impact of tariffs or other restrictive trade measures; competition; our ability to realize the benefits of the strategic partnerships; potential delays or changes in the government appropriations or procurement processes; risks regarding the market and our customers accepting and adopting our products; the high degree of uncertainty of the level of demand for, and market utilization of, our solutions and products; our ability to successfully execute and realize the benefits of joint ventures, channel sales relationships, partnerships, strategic alliances, subcontracting opportunities, customer contracts and other commercial agreements to which we are a party; failure to consummate the proposed transaction with Ask Sage and realize expected benefits therefrom; risks related to intellectual property, information technology, data privacy and security; risks related to our relationships and business with the public sector; and those factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time, including without limitation its Quarterly Reports on Form 10-Q and other documents filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those projected by these forward-looking statements. There may be additional risks that we presently do not know or that we currently believe are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this release. We anticipate that subsequent events and developments will cause our assessments to change. However, we specifically disclaim any obligation to do so, except as may be required by law. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 2, 2026

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2026

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Carolyn Blankenship
Name:	Carolyn Blankenship
Title:	General Counsel and Secretary